UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2020 (June 23, 2020)
Kirkland’s, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	62-1287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KIRK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Compensatory Arrangements of Certain Officers.
On June 23, 2020, the Compensation Committee of the Board of Directors of Kirkland’s Inc. (the “Company”) approved cash bonuses to certain senior officers including the Named Executive Officers. The bonuses are intended to take the place of a portion of the equity awards that were not made to these officers during the time the Company’s stores were closed during the coronavirus pandemic. The Committee awarded the bonuses with the understanding that the net after tax amount of the bonuses would be promptly used by these officers to purchase Company shares in the open market. The following table sets forth the bonus payments approved by the Compensation Committee for the Named Executive Officers.

Name	Bonus
Steven C. Woodward President and Chief Executive Officer	$218,750
Nicole A. Strain EVP and Chief Financial Officer	$67,500
Jeffrey T. Martin SVP of Omni-Channel Retail	$43,750
Item 5.07 Submission of Matters to a Vote of Security Holders.
On Wednesday June 24, 2020, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). A summary of the matters voted upon by the shareholders at that Annual Meeting is set forth below.
Proposal 1. The shareholders elected Jeffery C. Owen and Chris L. Shimojima as directors to serve for a three-year term expiring at the 2023 annual meeting or until their successors are elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffery C. Owen	3,529,729	73,319	25,045	6,028,292
Chris L. Shimojima	3,470,131	131,810	26,152	6,028,292
Proposal 2. The shareholders approved, on an advisory basis, compensation for our named executive officers based on the following votes:

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	3,430,799	129,530	67,764	6,028,292
Proposal 3. The shareholders ratified the appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year based on the following votes:

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	9,560,476	37,130	58,779	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.

June 29, 2020	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Vice President and General Counsel